United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 15, 2013, David J. Fairchild, a director of the Union First Market Bankshares Corporation (the “Company”), notified the Company of his resignation from the Company’s Board of Directors effective September 30, 2013.  Mr. Fairchild joined the Board in February 2010.   His resignation does not relate to any disagreement on matters relating to the Company’s operations, policies or practices.  As previously announced, Mr. Fairchild’s tenure as President of the Company will end on September 30, 2013 in accordance with his Amended and Restated Employment, Settlement, Consulting and Noncompetition Agreement dated as of April 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: August 21, 2013	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer